Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SEC. 1350
(SECTION 906 OF SARBANES-OXLEY ACT OF 2002)

In connection with the Quarterly Report of, MIP Solutions Inc. (the "Company") on Form 10-Q for the period ending September 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Rocky Arnold, Chief Executive Officer, Principal Financial Officer and Director of the Company, hereby certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 19, 2008

/s/ Rocky Richard Arnold	/s/ Glen Southard
Rocky Richard Arnold Chief Executive Officer	Glen Southard Principal Financial Officer